                                AMENDMENT NO. 10

                             PARTICIPATION AGREEMENT

                        EFFECTIVE AS OF DECEMBER 31, 2003

     The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002, and August 14,
2003 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

     Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A

     FUNDS AVAILABLE UNDER THE            SEPARATE ACCOUNTS           CONTRACTS FUNDED BY THE SEPARATE
             POLICIES                    UTILIZING THE FUNDS                      ACCOUNTS
     -------------------------           -------------------          --------------------------------
         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund                                -    FUTURITY VARIABLE AND FIXED ANNUITY
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)         CONTRACT
AIM V.I. Core Equity Fund            Variable Account F           -    FUTURITY FOCUS VARIABLE AND FIXED
AIM V.I. International Growth Fund                                     ANNUITY CONTRACT

         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund                                -    FUTURITY II VARIABLE AND FIXED
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)         ANNUITY CONTRACT
AIM V.I. Core Equity Fund            Variable Account F           -    FUTURITY III VARIABLE AND FIXED
AIM V.I. International Growth Fund                                     ANNUITY CONTRACT
AIM V.I. Premier Equity Fund                                      -    FUTURITY FOCUS II VARIABLE AND
                                                                       FIXED ANNUITY CONTRACT
                                                                  -    FUTURITY ACCOLADE VARIABLE AND
                                                                       FIXED ANNUITY CONTRACT
                                                                  -    FUTURITY SELECT FOUR VARIABLE AND
                                                                       FIXED ANNUITY CONTRACT

         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund

AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)    -    FUTURITY VARIABLE UNIVERSAL LIFE
AIM V.I. Core Equity Fund            Variable Account I                INSURANCE POLICIES
AIM V.I. International Growth Fund                                -    FUTURITY SURVIVORSHIP VARIABLE
                                                                       UNIVERSAL LIFE INSURANCE POLICIES

         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund                                -    FUTURITY SURVIVORSHIP II VARIABLE
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)         UNIVERSAL LIFE INSURANCE POLICIES
AIM V.I. Core Equity Fund            Variable Account I           -    FUTURITY PROTECTOR VARIABLE
AIM V.I. International Growth Fund                                     UNIVERSAL LIFE INSURANCE POLICIES
AIM V.I. Premier Equity Fund                                      -    FUTURITY ACCUMULATOR VARIABLE
                                                                       UNIVERSAL LIFE INSURANCE POLICIES
                                                                  -    FUTURITY ACCUMULATOR II VARIABLE
                                                                       UNIVERSAL LIFE INSURANCE POLICIES
                                                                       FUTURITY PROTECTOR II VARIABLE

                                                                       UNIVERSAL LIFE INSURANCE POLICIES

         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)    -    SUN LIFE CORPORATE VARIABLE
AIM V.I. Premier Equity Fund         Variable Account G                UNIVERSAL LIFE INSURANCE POLICIES

         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)    -    FUTURITY CORPORATE VARIABLE
AIM V.I. Growth Fund                 Variable Account G                UNIVERSAL LIFE INSURANCE POLICIES
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Premier Equity Fund

        SERIES (II) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)    -    FUTURITY SELECT FOUR PLUS
AIM V.I. Growth Fund                 Variable Account F           -    FUTURITY SELECT SEVEN
AIM V.I. Core Equity Fund                                         -    FUTURITY SELECT FREEDOM
AIM V.I. International Growth Fund                                -    FUTURITY SELECT INCENTIVE
AIM V.I. Premier Equity Fund

        SERIES (II) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)    -    ALL-STAR
AIM V.I. International Growth Fund   Variable Account F           -    ALL-STAR TRADITIONS
AIM V.I. Premier Equity Fund                                      -    ALL-STAR FREEDOM
                                                                  -    ALL-STAR EXTRA

         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Keyport Variable Account A   -    KEYPORT ADVISOR CHARTER
AIM V.I. Premier Equity Fund

         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Keyport Variable Account A   -    KEYPORT ADVISOR OPTIMA
AIM V.I. Growth Fund
AIM V.I. Premier Equity Fund

         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Keyport Variable Account A   -    KEYPORT ADVISOR VISTA
AIM V.I. Growth Fund
AIM V.I. International Growth Fund

         SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Keyport Variable Account A   -    KEYPORT CHARTER
AIM V.I. International Growth Fund                                -    KEYPORT VISTA
AIM V.I. Premier Equity Fund                                      -    KEYPORT OPTIMA
                                                                  -    KEYPORT LATITUDE

         SERIES (I) SHARES

AIM V.I. Basic Value Fund            Sun Life of Canada (U.S.)    SUN LIFE LARGE CASE VUL
AIM V.I. Mid Cap Core Fund           Variable Account G

         SERIES (I) SHARES

AIM V.I. Basic Value Fund            Sun Life of Canada (U.S.)    SUN LIFE LARGE CASE PPVUL
AIM V.I. Mid Cap Core Fund           Variable Account H

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim Coppedge                By: /s/ Michael J. Cemo
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Michael J. Cemo
Title: Assistant Secretary              Title: President


                                        SUN LIFE ASSURANCE COMPANY OF CANADA
                                        (U.S.)


Attest: /s/ Maura Murphy                By: /s/ John E. Coleman
        -----------------------------       ------------------------------------
Name: Maura Murphy                          For the President
Title: Senior Counsel                   Name: John E. Coleman
                                        Title: Vice President, Corporate Markets


                                        By: /s/ Edward M. Shea
                                            ------------------------------------
                                            For the Secretary
                                        Name: Edward M. Shea
                                        Title: Assistant Vice President and
                                               Senior Counsel


                                        CLARENDON INSURANCE AGENCY, INC.


Attest: /s/ Maura Murphy                By: /s/ Imants Saksons
        -----------------------------       ------------------------------------
Name: Maura Murphy                          For the President
Title: Senior Counsel                   Name: Imants Saksons


                                        By: /s/ William T. Evers
                                            ------------------------------------
                                            For the Secretary
                                        Name: William T. Evers